Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Employment Agreement (as defined below) is dated as of January 27, 2017 and is entered into between VOLT INFORMATION SCIENCES, INC., a New York corporation (the “Company”), and MICHAEL D. DEAN (the “Executive”).

WHEREAS, on October 19, 2015, the Company and the Executive entered into an employment agreement (the “Employment Agreement”);

WHEREAS, the parties desire to enter into this Amendment in order to amend a certain provision of the Employment Agreement; and

WHEREAS, such amended provision of the Employment Agreement shall become effective as of the date of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:

1. The definition of “Good Reason” in Section 26(h) of the Employment Agreement is hereby amended such that the following subsection is deleted in its entirety and the remaining subsections are renumbered accordingly:

“(v) The Company’s failure to provide the Executive during any year of the Employment Term with long-term incentive compensation opportunity with a target value at grant of at least $1,600,000 (based on the valuation method used by the Company for financial reporting purposes) through a combination of stock option grants, restricted stock units or other equity-based awards, cash-based long-term plans or other components, and in such proportions and subject to such conditions, as may be determined by the Company from time to time in its sole discretion and in good faith;”

Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect in accordance with its terms.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

VOLT INFORMATION SCIENCES, INC.

By:	/s/ Nancy Avedissian
Name:	Nancy Avedissian
Title:	Senior Vice President, General Counsel & Corporate Secretary

EXECUTIVE:

/s/ Michael D. Dean
Michael D. Dean